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
                                                 May 20, 1997


Merrill Lynch, Pierce, Fenner & Smith            Beneficial Mortgage Services, Inc.
                   Incorporated                  One Christina Centre
250 Vesey Street                                 301 North Walnut Street
World Financial Center, North Tower              Wilmington, DE  19801
New York, New York  100281-1310

Salomon Brothers Inc                             UBS Securities LLC
7 World Trade Center, 33rd Floor                 299 Park Avenue, 26th Floor
New York, New York  10048                        New York, New York 10171

J. P. Morgan Securities Inc.                     Standard & Poor's Ratings Services
60 Wall Street, 18th Floor                       26 Broadway
New York, New York  10260                        New York, NY  10004

The Chase Manhattan Bank                         Moody's Investors Service, Inc.
450 West 33rd Street, 10th Floor                 99 Church Street
New York, New York  10001-2697                   New York, NY  10007
Attention:  Corporate Trust Officer
Fitch Investors Service L.P.
One State Street Plaza, 32nd Floor
New York, NY  10004
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               Re:    Beneficial Home Equity Loan Asset
                      Backed Certificates, Series 1997-1

Dear Sirs:

               We have acted as federal income tax counsel to Beneficial Mortgage Services, Inc. (the "Depositor") concerning certain federal tax consequences of the issuance by the Trust Fund of $807,824,000.00 aggregate principal amount of Beneficial Home Equity Loan Asset Backed Certificates, Series 1997-1 (the "Certificates"). In that connection, the Depositor has asked for our opinion concerning the status of the Trust Fund as a "real estate mortgage investment conduit" within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended to date (the "Code"), and certain other federal income tax matters. This opinion is being rendered to you pursuant to Section 5(b) of the Underwriting Agreement, dated May 13, 1997, among the Depositor, Beneficial Mortgage Corporation, as Master Servicer (the "Master Servicer"), and Merrill Lynch, Pierce, Fenner & Smith Incorporated, for itself and as authorized representative of J.P. Morgan Securities Inc., Salomon Brothers Inc and UBS Securities LLC (the "Underwriters"), relating to the


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May 20, 1995
Page 2


sale of the Certificates. Capitalized terms not otherwise defined herein are defined as set forth in the Registration Statement on Form S-3 (Reg. No. 333-21511), and Amendments No. 1 and 2 thereto, relating to the registration under the Securities Act of 1933, as amended (the "Act"), of the Certificates (such Registration Statement, as and to the extent so amended, at the time it became effective on April 23, 1997 being hereinafter called the "Registration Statement") and the Prospectus, dated May 7, 1997, and the Prospectus Supplement, dated May 13, 1997, each in the form thereof transmitted for filing with the Securities and Exchange Commission (the "Commission") pursuant to Rules 424(b) and 430A promulgated under the Act (collectively, the "Prospectus").

               In arriving at the opinion expressed below, we have examined and relied upon the originals or copies certified or otherwise identified to our satisfaction of the following documents:

               a.     the Registration Statement and the Prospectus;

               b.     the Pooling and Servicing Agreement;

               c. a certification from the Depositor (the "Certification") dated the date hereof, (i) relating to the reasonableness of the Monthly Servicing Fee under the Pooling and Servicing Agreement and certain other matters; (ii) stating that (1) each Home Equity Loan is an enforceable obligation that provides for total noncontingent principal payments that at least equal such Home Equity Loan's issue price, and
        (2) the Depositor reasonably believes that each Home Equity Loan is "principally secured by real property" (as defined in the Code and the Treasury Regulations promulgated thereunder); (iii) stating that (1) the Trust Fund has not acquired and will not acquire any Home Equity Loan with an intent that such be foreclosed upon; and (2) when the Trust Fund acquired the Home Equity Loans, the Depositor did not know or have reason to know as to any Home Equity Loan (a) that any payment of principal or interest on or in respect of such Home Equity Loan was 30 days or more delinquent as of the Cycle Date immediately preceding the Cut-Off Date, (b) that the Mortgagor had notified the owner of such Home Equity Loan that the Mortgagor would not make future payments of principal and interest or that a notice of acceleration had been given to the Mortgagor or foreclosure proceedings commenced, or (c) as to any Home Equity Loan that any delinquencies thereon would not be cured; and
        (iv) concerning the dimensions and other aspects of mobile homes securing certain of the Home Equity Loans;

and such other documents, agreements, and instruments, as we have deemed necessary to render the opinion expressed below. In connection with such examination, we have assumed the genuineness of all signatures, the authenticity of all documents, agreements, and instruments submitted to us as originals, the conformity to original documents, agreements, and instruments of all documents, agreements, and instruments submitted to us as copies or specimens and the authenticity of the originals of such documents, agreements, and instruments submitted to us as copies or specimens. We have also assumed (other than with respect to the Depositor) that all documents, agreements, and instruments have been duly authorized, executed and delivered by all parties thereto. We have


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May 20, 1995
Page 3


relied upon statements and representations of officers and other representatives of the Depositor, including the Certification and the Pooling and Servicing Agreement.

               Our opinion is based upon our analysis and interpretation of the Code, as well as upon court decisions, regulations, and other administrative interpretations of the Code. The statutory provisions, regulations, and interpretations upon which our opinion is based are subject to change, and such changes could apply retroactively. In addition, our opinion has no binding effect on the Internal Revenue Service or on any court and only represents our professional judgment. Thus, there can be no assurance that positions contrary to those stated in our opinion may not be asserted by the Internal Revenue Service.

               Assuming (i) that the election required by Section 860D(b) of the Internal Revenue Code of 1986, as amended (the "Code") is properly made and (ii) compliance with the Pooling and Servicing Agreement, as in effect at the Closing Time, and with any subsequent changes in the law, including any amendments to the Code or applicable regulations of the U.S. Department of the Treasury thereunder, it is our opinion that the Trust Fund will be treated for federal income tax purposes as a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code, the Certificates shall be treated as "regular interests" in such REMIC and the Class R Certificates shall be treated as the single class of "residual interests" in such REMIC. We have prepared and reviewed the statements in the Prospectus under the headings "Summary of Prospectus -- Tax Status of the Certificates" and "Federal Income Tax Consequences" and in the Prospectus Supplement under the headings "Prospectus Supplement Summary -- Certain Federal Tax Aspects" and "Federal Income Tax Consequences". To the extent such statements constitute matters of federal law or legal conclusions with respect thereto, it is our opinion that they provide a fair and accurate summary of our conclusions. Except as provided herein, we are not passing upon and assume no responsibility for, the accuracy, completeness or fairness of the statements included in the Registration Statement and the Prospectus. The opinions expressed herein are limited to the federal laws of the United States.

               We hereby consent to the filing of this letter as an exhibit to the Registration Statement and to a reference to this firm (as counsel to the Registrant) under the heading "Federal Income Tax Consequences" in the Prospectus forming a part of the Registration Statement, without implying or admitting that we are "experts" within the meaning of the Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this exhibit. We are furnishing this opinion letter to the addressee hereof, solely for the benefit of such addressees. This opinion letter is not to be used, circulated, quoted otherwise referred to for any other purpose.

                                                   Very truly yours,

                                                   Dechert Price & Rhoads